                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                              September 1, 1998


                               Holly Corporation
                               -----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                    001-03876                 75-1056913
          --------                    ---------                 ----------
       (STATE OR OTHER             (COMMISSION FILE           (IRS EMPLOYER
       JURISDICTION OF                 NUMBER)              IDENTIFICATION NO.)
       INCORPORATION)


                               100 Crescent Court
                                   Suite 1600
                              Dallas, Texas 75201
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


              Registrant's telephone number, including area code:
                                 (214) 871-3555
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ITEM 5.       OTHER EVENTS

       On September 1, 1998, Holly Corporation and Giant Industries, Inc. mutually agreed to terminate their proposed merger, which had been approved by the stockholders of both companies in late June. The decision to terminate the merger was made as a result of the August 31st filing of a lawsuit by Longhorn Partners Pipeline, L.P. against Holly and others, which Holly believes to be wholly without merit, and as a result of continuing delays and uncertainties in negotiations with the Federal Trade Commission and the New Mexico Attorney General's Office concerning federal and state clearance of the merger.

       The Longhorn lawsuit, which was filed in a Texas state court in El Paso on August 31, principally involves allegations that Holly and two subsidiaries together with George, Donaldson & Ford, L.L.P., an Austin, Texas law firm, conspired to monopolize West Texas, New Mexico and Arizona markets for refined petroleum products and tortiously interfered with a Longhorn pipeline project. The complaint seeks damages of up to $1,050,000,000 as well as injunctive relief.

       The Longhorn suit relates principally to the involvement of Holly subsidiaries and the George, Donaldson & Ford law firm in a federal lawsuit in Austin, Texas filed by ranchers and joined by the Barton Springs-Edwards Aquifer Conservation District, the City of Austin and the Lower Colorado River Authority. That suit resulted in a preliminary injunction issued by the federal court on August 25 requiring preparation of an environmental impact statement under the National Environmental Policy Act before Longhorn uses an existing crude oil pipeline and a newly constructed pipeline to transport refined petroleum products across Texas, including areas overlying the Edwards Aquifer in Central Texas.

       Based on a preliminary review of Longhorn's filing, Holly believes that the suit is wholly without merit. However, Holly noted that the filing of the suit, together with continuing delays and uncertainties in negotiations with the Federal Trade Commission and the New Mexico Attorney General's Office, have made it necessary for Holly and Giant to terminate their plans to merge.

       "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Certain statements and information in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, uncertainties, or assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the applicable forward-looking statement. Any forward-looking statements made herein speak only to the date of this report. Holly Corporation expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in its expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.
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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

       Date:  September 4, 1998


                                   HOLLY CORPORATION



                                   By:  /s/ Henry A Teichholz
                                        --------------------------------
                                   Name:  Henry A. Teichholz
                                   Its:  Vice President, Treasurer
                                          and Controller